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                                                                   Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, the chief executive officer of Dynabazaar, Inc. (the "Company"), certify that
(i) the Annual Report on Form 10-K for the year ended December 31, 2004 (the "10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 30, 2005                            /s/ William J. Fox
                                                   -----------------------------
                                                   William J. Fox
                                                   Chief Executive Officer